Investment Properties	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about investment property [Abstract]
Investment Properties
16.	Investment Properties:

	2018	2019	2020
	MCh$	MCh$	MCh$
Net Balance as of January 1,	14,306	13,938	13,190
Additions resulting from business combinations	—	—	—
Reclassifications	—	(389)	—
Disposals	—	—	—
Depreciation charges in the period	(368)	(359)	(357)
Impairment	—	—	—
Net Balance as of December 31,	13,938	13,190	12,833

Estimated useful lives applied by the Bank are presented in Note No. 2(m) on Property and equipment.

As of December 31, 2020, the fair value of the investment properties held by the Bank is Ch$47,370 million (Ch$46,613 million as of December 31, 2019).

In 2020, the Bank earned income of Ch$4,546 million (Ch$6,136 million in 2019) renting out their investment properties. In the same period the Bank incurred corresponding expenses of Ch$3,131 million and Ch$2,944 million per year in 2019 and 2020.